                Office of the United States Trustee - Region 3
                           Monthly Operating Report

               for the month ending                 May, 1999

================================================================================
                                             Document   Previously  Explanation
          Required Attachments               Attached   Submitted   Attached

          1.   Tax Receipts             N/A    ( )          ( )         ( )

          2.   Bank Statements                 (X)          ( )         ( )

          3.   Most Recently Filed             ( )          ( )         ( )
               Income Tax Return

          4.   Most Recently Annual            ( )          (X)         ( )
               Financial Statements
               Prepared by Accountant

IN ACCORDANCE WITH TITLE 25, SECTION 1746 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS - 1 THROUGH CASH BASIS - 9) AND THE ACCOMPANYING ATTTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER AS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Anthony M. Picini                        Executive V.P.
---------------------------                  ---------------------------
SIGNATURE OF RESPONSIBLE PARTY                         TITLE


Anthony M. Picini                            June 17, 1999
---------------------------                  ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                      DATE


PREPARER


___________________________                  ___________________________
SIGNATURE OF PREPARER                                  TITLE


___________________________                  ___________________________
PRINTED NAME OF PREPARER                               DATE


         All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by this report.

                            May-99        MONTH ENDING
                    ---------------------

------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                        MONTH                MONTH                 MONTH
                                                     -------------------------------------------------------------------
DISBURSEMENTS                                            3/31/99              4/30/98               5/31/98
                                                     -------------------------------------------------------------------
   1     Cash -Beginning of Month                          3,363,840            3,478,750             3,148,806
------------------------------------------------------------------------------------------------------------------------
RECEIPTS
------------------------------------------------------------------------------------------------------------------------
   2     Cash Sales                                          210,775              140,401                84,368
------------------------------------------------------------------------------------------------------------------------
   3     Accounts Receivable Collections                   7,457,669            5,239,946             4,728,817
------------------------------------------------------------------------------------------------------------------------
   4     Loans & Advances
------------------------------------------------------------------------------------------------------------------------
   5     Sale of Assets      (attachment 2C)                  92,500            3,016,784             2,191,900
------------------------------------------------------------------------------------------------------------------------
   6     Lease & Rental Income
------------------------------------------------------------------------------------------------------------------------
   7     Wages
------------------------------------------------------------------------------------------------------------------------
   8     Other (Attach List)     (attachment 2A)              73,712            7,077,550             1,429,093
------------------------------------------------------------------------------------------------------------------------
   9     Total Receipts (total lines 2-8)                  7,834,656           15,474,680             8,434,178
------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------
  10     Net Payroll
------------------------------------------------------------------------------------------------------------------------
  11     Payroll Taxes Paid
------------------------------------------------------------------------------------------------------------------------
  12     Sales, Use & Other Taxes Paid
------------------------------------------------------------------------------------------------------------------------
  13     Inventory Purchases
------------------------------------------------------------------------------------------------------------------------
  14     Mortgage Payments
------------------------------------------------------------------------------------------------------------------------
  15     Other Secured Note Payments
------------------------------------------------------------------------------------------------------------------------
  16     Rental & Lease Payments
------------------------------------------------------------------------------------------------------------------------
  17     Utilities
------------------------------------------------------------------------------------------------------------------------
  18     Insurance
------------------------------------------------------------------------------------------------------------------------
  19     Vehicle Expense
------------------------------------------------------------------------------------------------------------------------
  20     Travel
------------------------------------------------------------------------------------------------------------------------
  21     Entertainment
------------------------------------------------------------------------------------------------------------------------
  22     Repairs & Maintenance
------------------------------------------------------------------------------------------------------------------------
  23     Supplies
------------------------------------------------------------------------------------------------------------------------
  24     Advertising
------------------------------------------------------------------------------------------------------------------------
  25     Household Expenses
------------------------------------------------------------------------------------------------------------------------
  26     Charitable Contributions
------------------------------------------------------------------------------------------------------------------------
  27     Gifts
------------------------------------------------------------------------------------------------------------------------
  28     Other (Attach List)     (attachment 2B)           7,074,698            5,056,745             1,662,418
------------------------------------------------------------------------------------------------------------------------
  29     Total Lines 10 thru 28                            7,074,698            5,056,745             1,662,418
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------
  30     Professional Fees                                   645,048              540,138               560,511
------------------------------------------------------------------------------------------------------------------------
  31     U.S. Trustee Fees
------------------------------------------------------------------------------------------------------------------------
  32     Other (Attach List)     (attachment 2D)                               10,207,741             4,677,366
------------------------------------------------------------------------------------------------------------------------
  33     Total Lines 30 thru 32                              645,048           10,747,879             5,237,878
------------------------------------------------------------------------------------------------------------------------
  34     Total Disbursements (line 29+line 33)             7,719,748           15,804,624             6,900,295
------------------------------------------------------------------------------------------------------------------------
  35     Net Cash Flow (line 9 - line 34)                    114,910             (329,944)            1,533,883
------------------------------------------------------------------------------------------------------------------------
  36     Cash - End of Month (line 1 + line 35)            3,478,750            3,148,806             4,682,689
------------------------------------------------------------------------------------------------------------------------

PHP HEALTHCARE CORP.
Other Receipts
April 1999

=====================================================================================================
                      Description                                                        Net Amount
=====================================================================================================
Primus                Collection of Receivables after sale of contract                  1,272,956.27
                      (receivables were forwarded to Meridian Corporate Healthcare)

Social Workers        Collection of Receivables after sale of contract                    156,136.90
                      (receivables were forwarded to Sterling Medical Associates)
-----------------------------------------------------------------------------------------------------
Total Other Receipts                                                                    1,429,093.17
=====================================================================================================

==========================================================================================
DESCRIPTION                                                                  NET ACTIVITY
==========================================================================================
Net Payroll                                                                       441,326
Payroll Taxes                                                                     316,982
Payroll W/H's                                                                         657
Legal                                                                               9,021
Deposits                                                                           (1,000)
Health/Dental Claims                                                                9,463
Contract-Primary Care Prov                                                          8,960
Contract-Consultant                                                               144,849
Contract-Medical Temps                                                              1,037
Contract-Office Temps                                                              54,024
Fringe Benefits                                                                    82,753
Medical Supplies                                                                      143
Patient Care Services                                                                 518
Office Supply Expense                                                               6,935
Utilities                                                                           6,041
Bldg & Office Expense                                                             185,774
Business Taxes/Licenses                                                            32,267
Professional Dues & Subs                                                            3,285
Employee Related Expenses                                                             519
Business Travel & Meals                                                             6,828
Interest Expense                                                                      789
Intercompany Expense                                                               12,823
Accounts payable and other working capital adjustments-Sterling                   130,024
Accounts payable and other working capital adjustments-UP & UP                    (50,811)
Accounts payable and other working capital adjustments-Meridian                   254,011
Misc. Expense                                                                       5,199
------------------------------------------------------------------------------------------
Total Disbursements                                                             1,662,418
==========================================================================================

                                 Attachment 2B

PHP HEALTHCARE CORPORATION
Sale of Assets
May 1999

==================================================================================================================================
                                                                      Contract Sale/
                                                                      Asset Sale            Working
                                                                        Price               Capital             Total
==================================================================================================================================
Sterling Medical         Sale of Social Workers and Family
                         Practice Contract                            370,000.00          690,330.96 a.     1,060,330.96

Fayetteville             Sale of Property                             431,058.06                              431,058.06

Up & Up                  Sale of DIHS Contract                        300,000.00        1,534,975.61 b.     1,834,975.61

Meridian                 Sale of Primus Contract                      988,038.00        1,021,516.17 c.     2,009,554.17

Sale of Furniture and Equipment                                       102,804.25                              102,804.25
----------------------------------------------------------------------------------------------------------------------------------
Total Asset Sales                                                   2,191,900.31       3,246,822.74         5,438,723.05
==================================================================================================================================

a.   Accounts receivable collected                                        820,355.16   (included in CB-2 line 3)
     Accounts payable and other working capital adjustments              (130,024.20)  (included in CB-2 line 28)
                                                                       -------------
     Balance collected at closing                                         690,330.96

b.   Accounts receivable collected                                      1,484,164.12   (included in CB-2 line 3)
     Accounts payable and other working capital adjustments                50,811.49   (included in CB-2 line 28)
                                                                       -------------
     Balance collected at closing                                       1,534,975.61

c.   Accounts receivable collected                                      1,272,956.27   (included in CB-2 line 3)
     Interest Collected                                                     2,571.17
     Accounts payable and other working capital adjustments              (254,011.27)  (included in CB-2 line 28)
                                                                       -------------
     Balance collected at closing                                       1,021,516.17

                                 Attachment 2C

PHP HEALTHCARE  CORPORATION
Other Disbursements
May 1999

====================================================================================================================================
                                                                 Nations              Meridian          Sterling Med.
                                                                  Bank                Corporate           Associates         Total
                                                                                      Healthcare
====================================================================================================================================
Primus Contract
      Proceeds from sale                                            988,038.00                                           988,038.00

DIHS Contract
      Proceeds from sale                                            300,000.00                                           300,000.00

Proceeds from Sale of Furniture & Equipment                         102,804.25                                           102,804.25


Fayetteville Property
      Proceeds from sale                          431,058.00
      Reserve for commission                       (4,800.00)
                                               -------------
Net Proceeds                                                        426,258.00                                           426,258.00

Social Workers and Family Practice Contract                         370,000.00                                           370,000.00

Lease Termination Sale Proceeds
      Sale proceeds                             1,300,000.00
      Moving expenses                            (238,827.12)
                                               -------------
Net Proceeds                                                      1,061,172.88                                         1,061,172.88

Primus Receipts                                                                        1,272,956.27                    1,272,956.27

Social Workers Receipts                                                                                   156,136.90     156,136.90
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Disbursements                                         3,248,273.13         1,272,956.27       156,136.90   4,677,366.30
===================================================================================================================================

                                 Attachment 2D

----------------------------------
CASH DISBURSEMENTS DETAIL                                       MONTH:  May-99
                                                                      ----------
(Attach sheets if necessary)

------------------------------------------------------------------------------------
                                     CASH DISBURSEMENTS
------------------------------------------------------------------------------------
            DATE                  PAYEE              PURPOSE            AMOUNT
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
          Various         Various        (See attachment 3A)              5,313,298
------------------------------------------------------------------------------------
          5/1-31/99       Various        (See attachment 3C)                517,012
------------------------------------------------------------------------------------
          Total Cash Disbursements                                        5,830,310

-------------------------------------------------------------------------------------
                              BANK ACCOUNT DISBURSEMENTS
-----------------------------------------------------------------------------------
    CHECK
   NUMBER   DATE                  PAYEE            PURPOSE              AMOUNT
-----------------------------------------------------------------------------------
Various       5/1-31/99    Various        (See attachment 3B)               628,659
-----------------------------------------------------------------------------------
Various       5/1-31/99    Various        Net Payroll                       441,326
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
              Total Bank Account Disbursements                            1,069,985
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR THE MONTH                                         6,900,295
-------------------------------------------------------------------------------------

=============================================================================================================================
                                                                       Payroll     ReliaStar/   Note Payable        Misc.
  MAY              Vendor                      Description              Taxes      CoreSource        LOC           Inc/Exp
=============================================================================================================================
    3                                PHP - FIT & FICA                 129,481.73
    5                                PHP - VA Tax w/h                   5,431.25
    7                                PHP - FIT & FICA                  24,719.26
    7 Corporate Credit Services      1st Union (Meridian Escrow)                                   750,000.00
   10 Meridian                       Fairfax & Woodbridge Receipts                                              1,109,546.94
   10 Corporate Credit Services      United Payors & Providers                                     300,000.00
                                     (DIHS)
   18 United Payors & Providers      Accounts Payable and Related Expenses                                        (50,811.49)
   12 ReliaStar                      Claims and Adm Fees                             4,038.79
   13 Meridian                       Columbus Receipt                                                             163,409.33
   14 Corporate Credit Services      Proceeds for Equip't @                                         84,500.00
                                     Reston, Tustin & Vista
   17                                PHP - FIT & FICA                 110,881.89
   17                                PHP - MD Tax w/h                  15,621.45
   17                                PHP - SC Tax w/h                   1,985.27
   18 Corporate Credit Services      Meridian Transaction                                          238,038.00
   18 Meridian                       Accounts Payable and Related Expenses                                        254,011.27
   19                                PHP - VA Tax w/h                   5,124.00
   21 ReliaStar                      Claims and Adm Fees                             3,940.89
   25 ReliaStar                      Claims and Adm Fees                             1,483.68
   25 Corporate Credit Services      Fam Practice, S Workers,                                      814,562.25
                                     Faytevil & Misc. Equip't
   21 Sterling Medical Associates    Accounts Payable and Related Expenses                                        130,024.20
   26 Sterling Medical Associates    Social Worker Receipts                                                        59,407.03
   27 Corporate Credit Services      Lease Termination Proceeds                                  1,061,172.88
   27 Sterling Medical Associates    Social Worker Receipts                                                        96,729.87
      =======================================================================================================================
      Total                                                           293,244.85     9,463.36    3,248,273.13   1,762,317.15
      =======================================================================================================================

=====================================================

  MAY              Vendor                TOTAL
=====================================================
    3                                    129,481.73
    5                                      5,431.25
    7                                     24,719.26
    7 Corporate Credit Services          750,000.00
   10 Meridian                         1,109,546.94
   10 Corporate Credit Services          300,000.00

   18 United Payors & Providers          (50,811.49)
   12 ReliaStar                            4,038.79
   13 Meridian                           163,409.33
   14 Corporate Credit Services           84,500.00

   17                                    110,881.89
   17                                     15,621.45
   17                                      1,985.27
   18 Corporate Credit Services          238,038.00
   18 Meridian                           254,011.27
   19                                      5,124.00
   21 ReliaStar                            3,940.89
   25 ReliaStar                            1,483.68
   25 Corporate Credit Services          814,562.25

   21 Sterling Medical Associates        130,024.20
   26 Sterling Medical Associates         59,407.03
   27 Corporate Credit Services        1,061,172.88
   27 Sterling Medical Associates         96,729.87
      ===============================================
                                       5,313,298.49
      ===============================================

                                 Attachment 3A

--------------------
ACCOUNTS RECEIVABLE                                                            MONTH:          May-99
--------------------                                                                       ----------------
Accounts Receivable -Trade
--------------------------------------------------------------------------------------------------------------
Total accounts receivable at the beginning of the period                                             2,931,477
--------------------------------------------------------------------------------------------------------------
    Amounts billed during the period, net of adjustments                                             2,008,323
--------------------------------------------------------------------------------------------------------------
    Amounts collected during the period                                                              4,728,817
--------------------------------------------------------------------------------------------------------------
Total accounts receivable at the end of the period                                                     210,983
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                      AMOUNT
--------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                              0
--------------------------------------------------------------------------------------------------------------
30 - 60 days old                                                                                             0
--------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                                       106,712
--------------------------------------------------------------------------------------------------------------
91 + days old                                                                                          104,271
--------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE                                                                              210,983
--------------------------------------------------------------------------------------------------------------
TOTAL CONSIDERED UNCOLLECTIBLE                                                                               0
--------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                                              210,983
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
AMOUNTS DUE FROM AFFILIATES & INSIDERS (ITEMIZE)                                               AMOUNT
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                      (See attachment 4A)                                           63,255,156
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                                               63,255,156
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
INVENTORY                                                                                      AMOUNT
--------------------------------------------------------------------------------------------------------------
Beginning inventory                                                                                          0
--------------------------------------------------------------------------------------------------------------
    Plus Purchases
--------------------------------------------------------------------------------------------------------------
    Minus Sales
--------------------------------------------------------------------------------------------------------------
Ending Inventory                                                                                             0
--------------------------------------------------------------------------------------------------------------

PHP Healthcare Corp.
Amounts Due from Affiliates & Insiders
May 31, 1999

                           Exec Loan Program                                         Amount
                           -----------------                                         ------
Jack Mazur                                                                              5,426,419
Michael Starr                                                                           1,382,272
Anthony Picini                                                                            155,246
William Lubin                                                                             173,349
Kenneth Weixel                                                                            287,560
Robert Bowles                                                                             449,383
Frank Provato                                                                             134,225
--------------------------------------------------------------------------------------------------
   Subtotal                                                                             8,008,455
--------------------------------------------------------------------------------------------------

                        Other Notes Receivable
                        ----------------------
Robert Bowles                                                                             694,146
Kenneth Weixel-Employment                                                                  80,000
Kenneth Weixel-Other                                                                      275,992
G&L Realty                                                                              2,142,139
Shamrock Investments                                                                      938,351
--------------------------------------------------------------------------------------------------
   Subtotal                                                                             4,130,627
--------------------------------------------------------------------------------------------------

                         Due from Subsidiaries
                         ---------------------
Pinnacle Health Enterprises, LLC                                                       26,139,536
Pinnacle Medical Group, PA                                                             22,439,645
All other subsidiaries                                                                  2,536,894
--------------------------------------------------------------------------------------------------
   Subtotal                                                                            51,116,074
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------

   Grand Total                                                                         63,255,156
==================================================================================================

                                 Attachment 4A

                                                                                                      MONTH:        May-99
                                                                                                             ---------------------
------------------------------------------------------------------------------------------------------------------------------------
UNPAID POSTPETITION PAYABLES AND AGING                                                                              AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Postpetition items
------------------------------------------------------------------------------------------------------------------------------------
Reorganization Expenses
------------------------------------------------------------------------------------------------------------------------------------
    Professional Fees
------------------------------------------------------------------------------------------------------------------------------------
    U.S. Trustee Fees                                                                                                   1,219,220
------------------------------------------------------------------------------------------------------------------------------------
    Court Fees
------------------------------------------------------------------------------------------------------------------------------------
Trade Debt                                                                                                                 30,491
------------------------------------------------------------------------------------------------------------------------------------
Other (attach list) (Report tax in next section only)
------------------------------------------------------------------------------------------------------------------------------------
         AGING                   0-30                31'-60               61-90                 90 +
        PAYABLES                 DAYS                 DAYS                 DAYS                 DAYS                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                    1,230,134               17,180                  800                1,597            1,249,711
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
------------------------------------------------------------------------------------------------------------------------------------
                              BEGINNING              AMOUNT                                    ENDING
                                 TAX                WITHHELD              AMOUNT                TAX               DELINQUENT
                              LIABILITY*           OR ACCRUED              PAID              LIABILITY              TAXES
-----------------------------------------------------------------------------------------------------------------------------------
Federal
-----------------------------------------------------------------------------------------------------------------------------------
Withholding**                          85,395              112,982              147,747               50,630
-----------------------------------------------------------------------------------------------------------------------------------
FICA Employee**                        34,340               35,280               58,348               11,272
-----------------------------------------------------------------------------------------------------------------------------------
FICA Employer**                        34,466               35,498               58,648               11,316
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                            2,678                  253                    0                2,931
-----------------------------------------------------------------------------------------------------------------------------------
Income
-----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                   156,879              184,013              264,743               76,150                    -
-----------------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                            48,557               28,075               58,614               18,017
-----------------------------------------------------------------------------------------------------------------------------------
Sales
-----------------------------------------------------------------------------------------------------------------------------------
Excise
-----------------------------------------------------------------------------------------------------------------------------------
Unemployment                            6,785                1,298                    0                8,082
-----------------------------------------------------------------------------------------------------------------------------------
Real Property
-----------------------------------------------------------------------------------------------------------------------------------
Personal Property
-----------------------------------------------------------------------------------------------------------------------------------
Other (Attach List)
-----------------------------------------------------------------------------------------------------------------------------------
Total State & Local                    55,342               29,372               58,614               26,100                    0
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxes                           212,221              213,386              323,357              102,249                    0
-----------------------------------------------------------------------------------------------------------------------------------

*The beginning tax liability should represent the liability from the prior month or if this is the first operating report the amount should be zero.

** Attach photocopies of PCF Form 8123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                                    CASH BASIA-6

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterix next to the account number. Attach additional sheets if necessary.


                                                              MONTH:       May-99
-----------------------------------------------                      ---------------------------------------------------------
BANK RECONCILIATIONS
                                                     Account #1       Account #2         Account #3           Account #4
------------------------------------------------------------------------------------------------------------------------------
A     BANK:
                                                     -------------------------------------------------------------------------
B     ACCOUNT NUMBER
                                                     -------------------------------------------------------------------------
C     PURPOSE (TYPE)
------------------------------------------------------------------------------------------------------------------------------
1     Balance per Bank Statement                     Bank Statements not yet received for the month of May.
------------------------------------------------------------------------------------------------------------------------------
2     Add: Total Deposits
------------------------------------------------------------------------------------------------------------------------------
3     Less: Outstanding Checks
------------------------------------------------------------------------------------------------------------------------------
4     +/- Other Reconciling Items (Attach List)
------------------------------------------------------------------------------------------------------------------------------
5     Month Ending Balance Per Books                                                                                       0
------------------------------------------------------------------------------------------------------------------------------
6     Number of Last Check Written
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
INVESTMENT ACCOUNTS

------------------------------------------------------------------------------------------------------------------------------
                                                         Date of           Type of             Purchase         Current
BANK, ACCOUNT NAME & NUMBER                              Purchase         Instrument            Price            Value
------------------------------------------------------------------------------------------------------------------------------
7
------------------------------------------------------------------------------------------------------------------------------
8
------------------------------------------------------------------------------------------------------------------------------
9
------------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------
11    Total Investment                                                                                    0                0
------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------
12    Currency on Hand                                                                                                     0
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
13    TOTAL CASH - END OF MONTH (Total lines 5, 11 &12)                                              0                     0
------------------------------------------------------------------------------------------------------------------------------

Please attach copies of BANK STATEMENTS.

--------------------------------------------------------------------------------
                    PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
                                                                   MONTH: May-99

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance travel car allowance, etc). Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
                                                       INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                           TYPE OF                               CUMULATIVE UNPAID
NAME                                        POSITION                       PAYMENT              PAID                    BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
1      K. Weixel              Acting CEO & President                Salary                                                    -
-----------------------------------------------------------------------------------------------------------------------------------
2      M Starr                Senior Executive Vice President       Salary                               13,454               -
-----------------------------------------------------------------------------------------------------------------------------------
3      A. Picini              Executive Vice President              Salary                               23,077               -
-----------------------------------------------------------------------------------------------------------------------------------
4      J. Hercenberg          Senior Vice President                 Salary                               21,154               -
-----------------------------------------------------------------------------------------------------------------------------------
5      J. Mazur               Former CEO & President                Salary                                    -               -
-----------------------------------------------------------------------------------------------------------------------------------
6      W. Lubin               Former Executive Vice President       Salary                                    -               -
-----------------------------------------------------------------------------------------------------------------------------------
7      D. Berman              Former Senior Vice President          Salary                                    -               -
       ----------------------------------------------------------------------------------------------------------------------------
       Total Payments to Insiders                                                                        57,685               -
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                            TOTAL
                                           ORDER AUTH.                      AMOUNT               AMOUNT            PAID
                NAME                         PAYMENT                       APPROVED               PAID       TO DATE (cumulative)
------------------------------------------------------------------------------------------------------------------------------------
1      Richards, Layton &             Legal Fees - 5/20/99                     137,140            113,583               673,921
       Finger
------------------------------------------------------------------------------------------------------------------------------------
2      The Bayard Firm                     Legal Fees                                0                  0                 9,675
------------------------------------------------------------------------------------------------------------------------------------
3      Cole, Schotz, Meisel,          Legal Fees - 5/20/99                     103,198             84,700               258,469
       Forman
------------------------------------------------------------------------------------------------------------------------------------
4      Comey, Boyd & Luskin           Legal Fees - 5/26/99                      60,078             48,949                72,237
------------------------------------------------------------------------------------------------------------------------------------
5      Weil Gotshal &                      Legal Fees                                0                  0                63,775
       Manges, LLP
------------------------------------------------------------------------------------------------------------------------------------
6      Arthur Andersen, LLP        Professional Fees - 5/10/99                  70,997             58,043               244,062
------------------------------------------------------------------------------------------------------------------------------------
7      Pricewaterhouse             Professional Fees - 5/20/99                 217,097            178,598               892,385
       Coopers, LLP
------------------------------------------------------------------------------------------------------------------------------------
8      Sugarman & Company,         Professional Fees - 5/10/99                  92,724             76,638               258,744
       LLP
------------------------------------------------------------------------------------------------------------------------------------
       Total Payments to Professionals                                         681,234            560,511             2,473,269
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                 SECURED NOTES, LEASES PAYABLE AND
                                                   ADEQUATE PROTECTION PAYMENTS
                                                   SCHEDULED AMOUNTS PAID TOTAL
------------------------------------------------------------------------------------------------------------------------------------
              NAME OF                        MONTHLY                        DURING                   UNPAID
              CREDITOR                    PAYMENTS DUE                      MONTH                 POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
     1 MLC                                             83,228                 83,228                         -
------------------------------------------------------------------------------------------------------------------------------------
     2
------------------------------------------------------------------------------------------------------------------------------------
     3
------------------------------------------------------------------------------------------------------------------------------------
     4
------------------------------------------------------------------------------------------------------------------------------------
     5
------------------------------------------------------------------------------------------------------------------------------------
       Total                                           83,228                 83,228                         -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                             QUESTIONNAIRE
                                                                                     MONTH: May-99                     YES      NO
------------------------------------------------------------------------------------------------------------------------------------
1     Have any assets been sold or transferred outside the normal course of business this reporting period?             X
------------------------------------------------------------------------------------------------------------------------------------
2     Have any funds been disbursed from any account other than a debtor in possession account?                                   X
------------------------------------------------------------------------------------------------------------------------------------
3     Are any postpetition receivables (accounts,notes, or loans) due from related parties?                             X
------------------------------------------------------------------------------------------------------------------------------------
4     Have any payments been made on prepetition liabilities this reporting period?                                     X
------------------------------------------------------------------------------------------------------------------------------------
5     Have any postpetition loans been received by the debtor from any party?                                                     X
------------------------------------------------------------------------------------------------------------------------------------
6     Are any postpetition payroll taxes past due?                                                                                X
------------------------------------------------------------------------------------------------------------------------------------
7     Are any postpetition state or federal income taxes past due?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
8     Are any postpetition real-estate taxes past due?                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
9     Are any other postpetition taxes past due?                                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
10    Are any amounts owed to postpetition creditors past due?                                                                    X
------------------------------------------------------------------------------------------------------------------------------------
11    Have any prepetition taxes been paid during the reporting period?                                                           X
------------------------------------------------------------------------------------------------------------------------------------
12    Are any wage payments past due?                                                                                             X
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item.
Attach additional sheets if necessary

                                                        (See attachment 8A)

------------------------------------------------------------------------------------------------------------------------------------
                                                               INSURANCE                                               YES       NO
------------------------------------------------------------------------------------------------------------------------------------
1     Are worker's compensation, general liability and other necessary insurance coverages in effect?                   X
------------------------------------------------------------------------------------------------------------------------------------
2     Are all premium payments paid current?                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
3     Please itemize policies below.
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "NO", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                                                        (See attachment 8B)

------------------------------------------------------------------------------------------------------------------------------------
                                                       INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                       TYPE OF
                          POLICY                                          CARRIER                                  PERIOD COVERED
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

PHP Healthcare Corporation
Case #98-2608 (MFW)
For the month ended May 31, 1999

Additional information for questionnaire

Question #

1.
Assets sold during the current month, as outlined in cash receipts on page 2, include the following: 1. the Primus contracts were sold to Meridian Corporate Healthcare, 2. the Fayetteville property was sold, 3. the DIHS contract was sold to UP & UP, 4. the Social Workers and Family Practice contracts were sold to Sterling Medical Associates, and 5. miscellaneous furniture and equipment was sold.

3.
Certain payments have been made in the ordinary course of business for Health Cost Consultants. These amounts are reflected in cash disbursements on page 2.

4.
In accordance with orders from the Bankruptcy Court, prepetition amounts were paid for employee benefits. These amounts are reflected in cash disbursements on page 2.


                                 ATTACHMENT 8A

                      PHP Healthcare Corporate Insurance


Policy Type                          Carrier               Term                   Coverage
Real/Personal Property               Travelers                12/31/98-99        $ 30.4
                                     Indemnity

Auto                                 Wausau                   12/31/98-99        $   1M

Lawyers Malpractice                  American              6/1/98-6/15/99        $   2M
                                     International

Directors & Officers (D&O)           Tamarack                  3/31/99-00        $   5M
                                     American

D&O Extended Reporting               National                  3/30/99-00        $  15M
   Period                            Union

Employment Practices                 Zurich                    4/15/99-00        $   1M
   Liability

General Liability                    Trans-                    5/01/99-00        $   2M
                                     America

Dishonesty/Forgery/Theft             Gulf                     12/31/97-00        $   1M
                                     Insurance

Workers Compensation                 Wausau                   12/31/98-99        By Law

Medical Malpractice                  Healthcare                 Unlimited        $1M/3M
    "Tail" Coverage *                Insurance                    7 years        $4M/4M

Fiduciary Responsibility             Chubb                    12/31/98-99        $   3M

* Separate extended reporting period (tail) coverage was purchased for the Fairfax, VA; Woodbridge, VA; Columbus, GA; Tustin, CA; Vista, CA, PrimeCare, VA; and Chrysler's Kenosha, WI/Newark, DE projects to support the sale/disposition of those activities.


                                 Attachment 8B

                                                                           MONTH: May-99
------------------------------------------------------------------------------------------------------------------------------------
                                                   PERSONNEL
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Full Time         Part Time
------------------------------------------------------------------------------------------------------------------------------------
1    Total number of employees at beginning of period                                    276
------------------------------------------------------------------------------------------------------------------------------------
2    Number of employees hired during period                                               0
------------------------------------------------------------------------------------------------------------------------------------
3    Number of employees terminated or resigned during the period                        249
------------------------------------------------------------------------------------------------------------------------------------
4    Total number of employees at the end of the period                                   27
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                               CHANGE OF ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

     If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

     DATE OF CHANGE:                                    5/1/99
                                                      ------------------

     NEW ADDRESS:                                     1850 Centennial Park Drive
                                                      --------------------------
                                                      Reston, VA  20191
                                                      --------------------------

                                                      --------------------------

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